UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2007

FUNDSTECH CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-138512

(Commission File Number)

51-0571588

(IRS Employer Identification No.)

100331 Sawgrass Drive, Ponte Vedra Beach, FL 32082

(Address of principal executive offices and Zip Code)

904-273-2702

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On May 22, 2007, we issued 28,000 shares to three consultants for services. 18,000 of those shares have piggy back registration rights, so that if we register further shares of our common stock on a registration statement, other than on Form S-8, we will be required to register those 18,000 shares at the same time, unless subsequent agreements for financing do not allow it. The shares were issued to three (3) non U.S. persons pursuant to an exemption under Regulation S from the registration requirements of the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDSTECH CORP.

/s/ David Fann

David Fann

President and Director

Date: May 22, 2007

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